SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                December 18, 2001

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   000-23961               41-1810301
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)










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                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.   Financial Statements and Exhibits

          Ex. 20a Series 1997-1 November Certificateholders' Statement

          Ex. 20b       Series 1997-2 November Certificateholders' Statement

          Ex. 20c       Series 1998-3 November Securityholder's Statement

          Ex. 20d       Series 1999-1 November Securityholder's  Statement

          Ex. 20e       Series 1999-2 November Securityholder's Statement

          Ex. 20f       Series 1999-3 November Securityholder's Statement

          Ex. 20g       Series 2000-1 November Securityholders's Statement

          Ex. 20h       Series 2000-2 November Securityholder's Statement

          Ex. 20i       Series 2000-3 November Securityholder's Statement

          Ex. 20j       Series 2001-1 November Securityholder's Statement

          Ex. 20k       Series 2001-2 November Securityholder's Statement

          Ex. 20l       Series 2001-3 November Securityholder's Statement

                 Ex. 20m       Series 2001-4 November Securityholder's Statement

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METRIS RECEIVABLES, INC.

                                      By:/s/ Ralph A. Than
                                             Ralph A. Than
                                             Senior Vice President, Treasurer

Dated:  December 18, 2001